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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                               September 30, 2002
                               ------------------

                              MICROS SYSTEMS, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


             Maryland                      0-9993            52-1101488
             --------                      ------            ----------
     (State of Incorporation)     (Commission File Number)   (IRS Employer
                                                             Identification No.)



                           7031 Columbia Gateway Drive
                             Columbia, MD 21046-2289
                             -----------------------
               (Address of principal executive offices) (Zip Code)


                                 (443) 285-6000
                                 --------------
                         (Registrant's telephone number)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit 99.1 Certification of Chief Executive Officer dated September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act.

Exhibit 99.2 Certification of Chief Financial Officer dated September 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act.

Item 9.     Regulation FD Disclosure

On September 30, 2002, MICROS Systems Inc.'s filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 was accompanied by certification of its Chief Executive Officer and Chief Financial Office, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are included in the Exhibits 99.1 and 99.2 hereof.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       September 30, 2002           MICROS SYSTEMS, INC.


                                         By:  /s/ A. L. Giannopoulos
                                            ----------------------------
                                              A.L. Giannopoulos
                                              Chairman, President and
                                                 Chief Executive Officer